S

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 23, 2005
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

 Nevada                               0-19118               74-2584033
(State or other jurisdiction of    (Commission           (IRS Employer
 incorporation)                     File Number)          Identification No.)

                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Explanatory Note

         This Form 8-K/A is being filed to amend in its entirety the Form 8-K that Abraxas Petroleum Corporation filed on March 23, 2005.

Item 2.02 Results of Operations and Financial Conditions.

         The information contained in Item 2.02 of this Current Report (including Exhibit 99.1) is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any filing of the company, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

         On March 23, 2005, the Company issued a press release announcing financial results for its fiscal fourth quarter and full fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1 Press Release dated March 23, 2005 entitled, "Abraxas Reports Fourth Quarter and Full-Year 2004 Results".








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Abraxas Petroleum Corporation

                            By:________________________________________________
                               Chris Williford
                               Executive Vice President, Chief Financial
                               Officer and Treasurer


Dated:  March 24, 2005





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                                  Exhibit Index


99.1 Press Release dated March 23, 2005 entitled, "Abraxas Reports Fourth Quarter and Full-Year 2004 Results".

                                  Exhibit 99.1